UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Allen Center 1200 Smith Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 353-8834

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.        Entry Into a Material Definitive Agreement

Item 3.02.        Unregistered Sales of Equity Securities

On September 25, 2014, Genufood Energy Enzymes Corp. (the “Company”) completed a share exchange (the “Share Exchange”) with 100% of the issued and outstanding shares of Natfresh Beverages Corp. (“Natfresh”).  The Share Exchange was approved by a majority vote of the shareholders of both the Company and Natfresh, by written consent.  Pursuant to the Share Exchange, the Company issued shares of common stock to the shareholders of Natfresh on a 1 for 1 basis.  The Company has issued a total of 1,156,460,641 shares of common stock to the shareholders of Natfresh.  After the Share Exchange, Natfresh has become a wholly-owned subsidiary of the Company and the Company has acquired all of its assets and liabilities.  As of Natfresh’s audited financial statements for the year ended August 31, 2013, Natfresh had total assets of $989,857, including cash of $785,312, total liabilities of $190,445 and stockholders’ equity of $799,412.  A copy of Natfresh’s audited financial statements for the year ended August 31, 2013 are included as an exhibit to this Form 8-K.

The shares pursuant to the Share Exchange were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Regulation S as the securities were issued in an "offshore transaction", as defined in Rule 902(h) of Regulation and the Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities.  Each stockholder was not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person. The issuance of shares to one investor, Access Equity Capital Management Corp., a company controlled by the Company’s President, were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Section 4(a)(2) promulgated thereunder, as such issuance did not involve a public offering of securities.

On September 24, 2014, Access Finance and Securities (NZ) Ltd. (“Access Finance”) a company controlled by the Company’s President, entered into a private placement subscription agreement, whereby Access Finance invested $100,000 into the Company. Access Finance was issued shares at the closing price of the company's common stock on September 24, 2014 which was $0.0025 per share, which came to 40,000,000 shares of common stock.

The shares issued to Access Finance were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Regulation S as the securities were issued in an "offshore transaction", as defined in Rule 902(h) of Regulation and the Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities.  Access Finance is not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person.

Item 9.01.        Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
99.1	Natfresh audited financial statements for the year ended August 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: September 25, 2014	By:	/s/ Yi Lung Lin
Yi Lung Lin, Director